UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): September 19, 2013

NUTRANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53551	98 0603540
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

11487 South 700 East, Salt Lake City, UT 84020
(Address of principal executive offices)

801-576-8350
(Registrant's telephone number, including area code)
21 Luke Street, Vatuwaga, Suva, Fiji
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “First Amendment”) is being filed solely to, pursuant to Item 3.04(3) of Regulation S-K, file with the Securities and Exchange Commission (the “SEC”), the letter of our former accountant required to be filed within two business days of our receipt of such letter.  No other information in our Form 8-K, filed September 24, 2013 (the “Original 8-K”, incorporated herein by reference), is amended hereby. This amendment should be read in conjunction with the Original 8-K and our filings made with the Securities and Exchange Commission subsequent to the Original 8-K, including any amendments to those filings.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description
16.1	Letter from Sadler, Gibb & Associates, L.L.C., dated September 25, 2013 regarding change in registered public accounting firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2013

NUTRANOMICS INC.

By: /s/ Tracy K. Gibbs
Tracy K. Gibbs
President, CFO, CEO, Director